UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 27, 2022

Verde Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55276	32-0457838
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Block B-5, 20/F, Great Smart Tower, 230 Wanchai Rd, Wanchai, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code (852) 21521223

__________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events

On April 27, 2022, Verde Resources, Inc. (the “Company”), a Nevada corporation, entered into a Professional Engineering Services Contract (the “Agreement”) with BioDiverse Energies, LLC (“BDE”). Under the Agreement, BDE will provide professional services on the feasibility assessment, preliminary engineering and preliminary market analysis related to the biochar enhanced compost project. The Company will pay BDE a total of $42,000 for completion of the professional services under the Agreement. An initial payment of $25,000 will be paid prior to the commencement of work by BDE, with another $10,000 and $7,000 to be paid upon completion of the professional services in two stages respectively.

Item 9.01 Financial Statements and Exhibits

The Professional Engineering Services Contract is attached hereto as Exhibit 10.1.

10.1	Professional Engineering Services Contract

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERDE RESOURCES, INC.

/s/ Balakrishnan B S Muthu
Balakrishnan B S Muthu
President, and Director

Date: May 3, 2022

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